LIQUIDITY	12 Months Ended
Dec. 31, 2012
Liquidity
LIQUIDITY
LIQUIDITY
At December 31, 2012, the Company had (i) unrestricted and restricted cash and cash equivalents of $57.6 million and $1.5 million, respectively, of which $36.3 million was held by its subsidiary Eureka Hunter Holdings, LLC or its subsidiaries (which are unrestricted subsidiaries under the Company's senior credit facility) and was only available for use by Eureka Hunter Holdings, LLC or its subsidiaries; and (ii) a working capital deficit of $39.3 million.
The Company utilizes its credit agreements, as described in "Note 10 - Long-Term Debt", to fund a portion of its operating and capital needs. Under the Company's MHR Senior Revolving Credit Facility, its total outstanding debt at December 31, 2012 was $225.0 million, with at borrowing base at December 31, 2012 of $337.5 million.Thus, the Company's remaining available borrowing capacity under the MHR Senior Revolving Credit Facility at that date was $112.5 million. Pursuant to the terms of the Company's MHR Senior Revolving Credit Facility, its borrowing base was redetermined on February 25, 2013, and its borrowing base was increased to $350.0 million. On April 24, 2013, the Company sold its wholly-owned subsidiary, Eagle Ford Hunter. As provided by an amendment to the MHR Senior Revolving Credit Facility, as a result of the sale, the borrowing base under the facility was adjusted down to $265.0 million. See "Note 20 - Subsequent Events" .
For the year ended December 31, 2012, the Company had net loss attributable to common shareholders of $167.4 million and an operating loss from continuing operations of $108.2 million, including $41.6 million related to unproved property impairments, a $34.1 million charge related to unproved leasehold abandonments, and $3.8 million impairment of proved oil and gas properties.
As of December 31, 2012, the Company was in compliance with all of its covenants, as amended or waived, contained in its credit agreements, as described in "Note 10 - Long-Term Debt".
The Company believes the combination of (i) cash on hand, (ii) cash flow generated from the expected success of prior capital development projects, (iii) borrowing capacity available under its credit agreements, (iv) liquidation of its shares of Penn Virginia stock (see "Note 20 - Subsequent Events", and (v) proceeds from expected asset sales, provide sufficient means to conduct is operations, meet its contractual obligations, including its debt covenant requirements, as amended, and complete its budgeted capital expenditure program for the twelve months ending December 31, 2013.
Effect of Late SEC Filings on Liquidity and Capital Resources
The Company is no longer able to access the capital markets using short-form registration statements or “at-the-market” offerings as a result of certain late filings. See “Risk Factors - Our failure to timely file certain periodic reports with the SEC limits our access to the public markets to raise debt or equity capital.” The Company's ability to access the MHR Senior Revolving Credit Facility, and for Eureka Pipeline to access the Eureka Pipeline Revolver and the Eureka Pipeline Term Loan, could be curtailed or eliminated if an uncured cross-default under such facilities results from any uncured “event of default” under the indenture relating to the Company's Senior Notes stemming from its late SEC filings. See “Risk Factors - Our existing indenture defaults restrict our ability to utilize certain exceptions to the restrictive covenants contained therein and, under certain circumstances, may result in the acceleration of the Senior Notes issued under our indenture and the outstanding debt under our credit facilities, which would have a material adverse effect on our business, financial condition and liquidity.” These adverse impacts from the Company's late SEC filings will be reduced, to some extent, by the net proceeds it received from the Eagle Ford Properties Sale and expected net proceeds in 2013 and 2014 from sales of non-core properties.